Operating Segments	3 Months Ended
Mar. 31, 2014
Segment Reporting [Abstract]
Operating Segments
Operating Segments:
Effective January 1, 2014, the Company’s assets and businesses were realigned under two operating segments to better align the Company’s resources to support its ongoing business strategy. The Performance Chemicals segment includes the Fire Safety Solutions, Specialty Chemicals and Fine Chemistry Services product categories, consolidating our bromine, mineral and custom manufacturing assets under one business unit. The Catalyst Solutions segment includes the Refinery Catalyst Solutions and Performance Catalyst Solutions product categories. Each segment has a dedicated team of sales, research and development, process engineering, manufacturing and sourcing, and business strategy personnel and has full accountability for improving execution through greater asset and market focus, agility and responsiveness. The new structure also facilitates the continued standardization of business processes across the organization as part of our ongoing One Albemarle strategy. The new segment structure is consistent with the manner in which information is presently used internally by the Company’s chief operating decision maker to evaluate performance and make resource allocation decisions, and each segment president is responsible for execution of the segment’s business strategy.
Segment income represents segment operating profit and equity in net income of unconsolidated investments and is reduced by net income attributable to noncontrolling interests. Segment data includes intersegment transfers of raw materials at cost and allocations for certain corporate costs.
Summarized financial information concerning our reportable segments is shown in the following table. Results for 2013 have been recast to reflect the change in operating segments noted above, and segment results for all periods presented exclude discontinued operations as described in Note 1. Corporate & other includes corporate-related items not allocated to the reportable segments. Pension and OPEB service cost (which represents the benefits earned by active employees during the period) and amortization of prior service cost or benefit are allocated to each segment whereas the remaining components of pension and OPEB benefits cost or credit are included in Corporate & other.

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Net sales:
Performance Chemicals	$350,257	$351,024
Catalyst Solutions	249,586	235,573
Total net sales	$599,843	$586,597
Segment operating profit:
Performance Chemicals	$80,476	$85,465
Catalyst Solutions	49,212	42,139
Total segment operating profit	129,688	127,604
Equity in net income of unconsolidated investments:
Performance Chemicals	2,917	2,308
Catalyst Solutions	5,984	7,953
Total equity in net income of unconsolidated investments	8,901	10,261
Net income attributable to noncontrolling interests:
Performance Chemicals	(7,652)	(5,529)
Total net income attributable to noncontrolling interests	(7,652)	(5,529)
Segment income:
Performance Chemicals	75,741	82,244
Catalyst Solutions	55,196	50,092
Total segment income	130,937	132,336
Corporate & other(a)	(34,765)	(15,221)
Restructuring and other charges, net	(17,000)	—
Interest and financing expenses	(8,773)	(5,231)
Other income (expenses), net	1,143	(4,194)
Income tax expense	(13,190)	(25,538)
(Loss) income from discontinued operations (net of tax)	(1,769)	1,835
Net income attributable to Albemarle Corporation	$56,583	$83,987

(a)	For the three months ended March 31, 2014 and 2013, Corporate & other includes $(14.6) million and $1.2 million, respectively, of pension and OPEB plan (costs) credits.